Exhibit 10.3

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

1.    PURPOSES OF THE PLAN.    The purposes of this 1992 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company’s business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2.    DEFINITIONS.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b)    “Board” means the Board of Directors of the Company.

(c)    “Code” means the Internal Revenue Code of 1986, as amended.

(d)    “Committee” means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

(e)    “Common Stock” means the Common Stock of the Company.

(f)    “Company” means Applied Micro Circuits Corporation, a Delaware corporation.

(g)    “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(h)    “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

(i)    “Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(j)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)    “Executive Officer” means any person who has been expressly designated an executive officer of the Company by the Board, without regard to whether such person meets the criteria for an executive officer as set forth in Rule 405 under the Securities Act of 1933, as amended.

(l)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n)    “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(o)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p)    “Option” means a stock option granted pursuant to the Plan.

(q)    “Optioned Stock” means the Common Stock subject to an Option.

(r)    “Optionee” means an Employee or Consultant who receives an Option.

(s)    “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(t)    “Plan” means this 1992 Stock Option Plan.

(u)    “Retirement” means the termination of an Optionee’s Continuous Status as an Employee or Consultant by retirement as determined in accordance with the Company’s then current employment policies and guidelines.

(v)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(w)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(x)    “Total Service” means the sum of all of an Optionee’s periods of Continuous Status as an Employee or Consultant.

3.    STOCK SUBJECT TO THE PLAN.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is Seventy-Eight Million Six Hundred Eighteen Thousand Four Hundred Thirty-Two (78,618,432) shares of Common Stock (on a post-split basis). The shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.    ADMINISTRATION OF THE PLAN.

(a)    Procedure.

(i)    Administration With Respect to Directors and Officers.    With respect to grants of Options to Employees or Consultants who are also officers or directors of the Company, grants under the Plan shall be made by (A) the Board if the Board may make grants under the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto (“Rule 16b-3”) and Section 162(m) of the Code as it applies so as to qualify grants or Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

(ii)    Multiple Administrative Bodies.    If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

(iii)    Administration With Respect to Consultants and Other Employees.    With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b)    Powers of the Administrator.    Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

(ii)    to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii)    to determine whether and to what extent Options are granted hereunder;

(iv)    to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

(v)    to approve forms of agreement (including electronic forms of agreement) for use under the Plan (each an “Option Agreement”); and

(vi)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder.

(c)    Repricings.    The Administrator shall not have the authority to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

(d)    Effect of Administrator’s Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5.    ELIGIBILITY.

(a)    Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if such Optionee is otherwise eligible, be granted an additional Option or Options.

(b)    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any

Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

(c)    For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d)    The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee’s right or the Company’s right to terminate such Optionee’s employment or consulting relationship at any time, with or without cause.

6.    TERM OF PLAN.    The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect until July 1, 2012 unless sooner terminated under Section 15 of the Plan.

7.    TERM OF OPTION.    The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.    LIMITATION ON GRANTS TO EMPLOYEES.    Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 8,000,000. This Section 8 shall not apply prior to the date upon which the Company becomes subject to the Exchange Act and following such date, shall not apply until the (i) earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section 3); (B) the issuance of all of the shares of common stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of any equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

9.    OPTION EXERCISE PRICE AND CONSIDERATION.

(a)    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

(i)    In the case of an Incentive Stock Option,

(1)    granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)    granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant.

(b)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (7) any combination of the foregoing methods of payment, (8) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10.    EXERCISE OF OPTION.

(a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when notice of such exercise has been provided in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Employment.    In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant with the Company (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Board, which, in the case of an Incentive Stock Option shall not exceed three (3) months after the date of such termination but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise such Optionee’s Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c)    Disability of Optionee.    Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of such Optionee’s total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (or such other period of time as is determined by the Board but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(d)    Death of Optionee.    In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (or such other period of time as is determined by the Board but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(e)    Rule 16b-3.    Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

11.    NON-TRANSFERABILITY OF OPTIONS.    An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or, in the case of a Nonstatutory Stock Option only, pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section. Notwithstanding the foregoing, the Optionee may by delivering notice to the Company in a form satisfactory to the Company designate a third party who in the event of the death of the Optionee shall thereafter be entitled to exercise the Option.

12.    STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS.    At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee’s current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or less than the applicable withholding taxes, (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

If the Optionee is subject to Section 16 of the Exchange Act (an “Insider”), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”).

All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a)    the election must be made on or prior to the applicable Tax Date;

(b)    once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

(c)    all elections shall be subject to the consent or disapproval of the Administrator.

In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

13.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

(a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)    Corporate Transactions.    In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation, or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, the Option shall vest and become immediately exercisable for the number of Shares that would otherwise be vested and exercisable under the terms of the Option one (1) year after the date of such transaction. Thereafter, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Option shall vest and the Optionee shall have the right to immediately exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested and exercisable. If the Administrator makes an Option vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be vested and immediately exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

14.    TIME OF GRANTING OPTIONS.    The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

15.    AMENDMENT AND TERMINATION OF THE PLAN.

(a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without such Optionee’s consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Sections 162(m) and 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)    Effect of Amendment or Termination.    Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be executed by the Optionee and the Company.

16.    CONDITIONS UPON ISSUANCE OF SHARES.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

17.    RESERVATION OF SHARES.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.    AGREEMENTS.    Options shall be evidenced by agreements in such form (including electronic form) as the Board shall approve from time to time.

19.    STOCKHOLDER APPROVAL.    Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

20.    INFORMATION TO OPTIONEES.    The Company shall provide to each Optionee, during the period such Optionee has one or more Options outstanding, and to each individual who acquired shares pursuant to the exercise of an option, with copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

FORM OF NOTICE OF GRANT, STOCK OPTION AGREEMENT AND NOTICE OF EXERCISE

[GRAPHIC]

Applied Micro Circuits Corporation
6290 Sequence Drive
San Diego, CA 92121
ID: 94-2586591

«First_Name» «Middle_Name» «Last_Name»	Option Number: «Number»
«Address_Line_1» «Address_Line_2»	Plan: «Plan»
«City» «State» «Country» «Zip_Code»	ID: «ID»

Effective «Option_Date», you have been granted a «Long_Type» to buy «Shares_Granted» shares of Applied Micro Circuits Corporation (AMCC) common stock at $«Option_Price» per share.

The total option price of the shares granted is «Total_Option_Price».

Your shares become exercisable as follows:

Shares	Vest Type	Full Vest	Expiration
«Shares_Period_1»	«Vest_Type_Period_1»	«Vest_Date_Period_1»	«Expiration_Date_Period_1»
«Shares_Period_2»	«Vest_Type_Period_2»	«Vest_Date_Period_2»	«Expiration_Date_Period_2»

If you have any questions, please contact Stock Administration at x 3462.

By your signature and the signature of David M. Rickey below, you and AMCC agree that these options are granted under and governed by the terms and conditions of AMCC’s 1992 Stock Option Plan and this Option Agreement. You acknowledge that you have reviewed the 1992 Stock Option Plan and this Option Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. You also agree to accept as binding, conclusive and final all decisions or interpretations of the AMCC Board of Directors upon any questions arising under the 1992 Stock Option Plan and this Option Agreement.

Your option will not become exercisable until a signed copy of this Option Agreement is received by Stock Administration.

David M. Rickey, Chairman and CEO                                                                          Date

«First_Name» «Middle_Name» «Last_Name»                                                             Date

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

Applied Micro Circuits Corporation, a Delaware corporation (the “Company”), has granted to              (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock of the Company (the “Shares”) set forth in the attached Notice of Grant effective              (the “Notice of Grant”), at the price as set forth in the Notice of Grant (the “Exercise Price”), subject in all respects to the terms, definitions and provisions of the 1992 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

NATURE OF THE OPTION.    THIS OPTION IS INTENDED BY THE COMPANY AND THE OPTIONEE TO BE A NONSTATUTORY STOCK OPTION, AND DOES NOT QUALIFY FOR ANY SPECIAL TAX BENEFITS TO THE OPTIONEE. THIS OPTION IS NOT AN INCENTIVE STOCK OPTION AND IS NOT SUBJECT TO SECTION 5(B) OF THE PLAN.

EXERCISE PRICE.    THE EXERCISE PRICE FOR EACH SHARE OF COMMON STOCK IS SET FORTH IN THE NOTICE OF GRANT AND IS NOT LESS THAN THE FAIR MARKET VALUE PER SHARE OF THE COMMON STOCK ON THE DATE OF GRANT.

EXERCISE OF OPTION.    THIS OPTION SHALL BE EXERCISABLE DURING ITS TERM IN ACCORDANCE WITH THE EXERCISE SCHEDULE SET OUT IN THE NOTICE OF GRANT AND WITH THE PROVISIONS OF SECTION 9 OF THE PLAN AS FOLLOWS:

Right to Exercise.

The Vesting Schedule set forth in the Notice of Grant shall temporarily cease during any period of time that Optionee’s employment is subject to an approved leave of absence as set forth in Section 2(h) of the Plan and shall recommence upon Optionee’s return to the employ of the Company.

This Option may not be exercised for a fraction of a share or for an amount less than 100 shares.

In the event of Optionee’s death, disability or other termination of employment or consultancy, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

Methods of Exercise.    This Option shall be exercisable by any of the following methods: (i) execution of the Stock Option Notice of Exercise in the form attached hereto as Exhibit A and delivery of such Notice of Exercise in person to Stock Administration, (ii) online exercise through a captive broker designated by the Company (a “Captive Broker”), (iii) telephonic exercise communicated to a representative of a Captive Broker, (iv) telephonic exercise through a voice response system designated by the Company or (v) such other method or methods of exercise as may be designated by the Company from time to time. Any such method of exercise shall require the Optionee to notify the Company of the Optionee’s election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and may require the Optionee to make such other representations and agreements as to the Optionee’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan (collectively, an “Exercise Notice”). This Option shall be deemed to be exercised upon receipt by the Company or Captive Broker, as applicable, of such Exercise Notice and receipt by the Company of the exercise price for the Shares in respect of which the Option is being exercised.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

OPTIONEE’S REPRESENTATIONS; “AT-WILL” EMPLOYMENT RELATIONSHIP.    IN THE EVENT THIS OPTION AND THE SHARES PURCHASABLE PURSUANT TO THE EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AT THE TIME THIS OPTION IS EXERCISED, OPTIONEE SHALL, IF REQUIRED BY THE COMPANY CONCURRENTLY WITH THE EXERCISE OF ALL OR ANY PORTION OF THIS OPTION, DELIVER TO THE COMPANY AN INVESTMENT REPRESENTATION STATEMENT IN THE CUSTOMARY FORM, A COPY OF WHICH IS AVAILABLE FOR OPTIONEE’S REVIEW FROM THE COMPANY UPON REQUEST.

IF OPTIONEE IS AN EMPLOYEE, OPTIONEE’S EMPLOYMENT RELATIONSHIP WITH THE COMPANY IS AN “AT-WILL” EMPLOYMENT RELATIONSHIP UNLESS THE COMPANY AND OPTIONEE HAVE ENTERED INTO AN EXPRESS WRITTEN AGREEMENT THAT SETS FORTH A DIFFERENT EMPLOYMENT RELATIONSHIP.

METHOD OF PAYMENT.    PAYMENT OF THE EXERCISE PRICE SHALL BE BY ANY OF THE FOLLOWING, OR A COMBINATION THEREOF, AT THE ELECTION OF THE BOARD, IN ITS SOLE DISCRETION:

(i)    cash;

(ii)    check;

(iii)    delivery of other shares of Common Stock of the Company which (x) have been owned by Optionee for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that Optionee did not acquire, directly or indirectly, from the Company, (y) are owned free and clear of any liens, claims, encumbrances or security interests and (z) have a Fair Market Value on the date of delivery equal to the exercise price of the Shares as to which the Option is being exercised. “Delivery” for these purposes, in the sole discretion of the Company at the time Optionee exercises an Option, shall include delivery to the Company of Optionee’s attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, Optionee may not exercise an Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock; or

(iv)    delivery of a properly executed Exercise Notice together with such documentation as the Administrator or Captive Broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

RESTRICTIONS ON EXERCISE.    THIS OPTION MAY NOT BE EXERCISED UNTIL SUCH TIME AS THE PLAN HAS BEEN APPROVED BY THE STOCKHOLDERS OF THE COMPANY, OR IF THE ISSUANCE OF SUCH SHARES UPON SUCH EXERCISE OR THE METHOD OF PAYMENT OF CONSIDERATION FOR SUCH SHARES WOULD CONSTITUTE A VIOLATION OF ANY APPLICABLE FEDERAL OR STATE SECURITIES OR OTHER LAW OR REGULATION, INCLUDING ANY RULE UNDER PART 207 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (“REGULATION G”) AS PROMULGATED BY THE FEDERAL RESERVE BOARD. AS A CONDITION TO THE EXERCISE OF THIS OPTION, THE COMPANY MAY REQUIRE OPTIONEE TO MAKE ANY REPRESENTATION AND WARRANTY TO THE COMPANY AS MAY BE REQUIRED BY ANY APPLICABLE LAW OR REGULATION.

TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT.    IN THE EVENT OF TERMINATION OF OPTIONEE’S CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT, THE OPTIONEE MAY, BUT ONLY WITHIN NINETY (90) DAYS AFTER THE DATE OF SUCH TERMINATION (BUT IN NO EVENT LATER THAN THE DATE OF EXPIRATION OF THE TERM OF THIS OPTION AS SET FORTH IN SECTION 11 BELOW), EXERCISE THIS OPTION TO THE EXTENT EXERCISABLE AT THE DATE OF SUCH TERMINATION; PROVIDED, HOWEVER, THAT IF OPTIONEE WAS AN EXECUTIVE OFFICER ON THE DATE OF GRANT OF THIS OPTION OR AT ANY TIME PRIOR TO THE DATE OF GRANT OF THIS OPTION AND SUCH TERMINATION OF OPTIONEE’S CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT IS DUE TO OPTIONEE’S RETIREMENT, SUCH PERIOD OF EXERCISE AFTER THE DATE OF TERMINATION SHALL BE FIFTEEN (15) MONTHS OR, IF OPTIONEE’S TOTAL SERVICE WAS MORE THAN SEVEN (7) YEARS AT THE DATE OPTIONEE’S RETIREMENT COMMENCES, TWENTY-FOUR (24) MONTHS (BUT IN NO EVENT LATER THAN THE DATE OF EXPIRATION OF THE TERM OF THIS OPTION AS SET FORTH IN SECTION 11). IF AN EMPLOYEE OF THE COMPANY, OPTIONEE’S EMPLOYMENT SHALL BE DEEMED TERMINATED ON SUCH DATE, IF ANY, AS OPTIONEE BECOMES A PART-TIME EMPLOYEE, AS DEFINED IN THE COMPANY’S THEN CURRENT EMPLOYMENT GUIDELINES. TO THE EXTENT THIS OPTION WAS NOT EXERCISABLE AT THE DATE OF SUCH TERMINATION, OR IF THE OPTIONEE DOES NOT EXERCISE THIS OPTION WITHIN THE TIME SPECIFIED HEREIN, THE OPTION SHALL TERMINATE.

DISABILITY OF OPTIONEE.    NOTWITHSTANDING THE PROVISIONS OF SECTION 7 ABOVE, IN THE EVENT OF TERMINATION OF OPTIONEE’S CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT AS A RESULT OF SUCH OPTIONEE’S TOTAL AND PERMANENT DISABILITY (AS DEFINED IN SECTION 22(E)(3) OF THE CODE), THE OPTIONEE MAY, BUT ONLY WITHIN FIFTEEN (15) MONTHS FROM THE DATE OF SUCH TERMINATION (BUT IN NO EVENT LATER THAN THE DATE OF EXPIRATION OF THE TERM OF THIS OPTION AS SET FORTH IN SECTION 11 BELOW), EXERCISE THIS OPTION TO THE EXTENT EXERCISABLE AT THE DATE OF SUCH TERMINATION. TO THE EXTENT THAT THE OPTION WAS NOT EXERCISABLE AT THE DATE OF TERMINATION, OR IF THE OPTIONEE DOES NOT EXERCISE SUCH OPTION WITHIN THE TIME SPECIFIED HEREIN, THE OPTION SHALL TERMINATE.

DEATH OF OPTIONEE.    IN THE EVENT OF THE DEATH OF OPTIONEE DURING THE TERM OF THIS OPTION AND WHILE AN EMPLOYEE OR CONSULTANT OF THE COMPANY AND HAVING BEEN IN CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT SINCE THE DATE OF GRANT OF THE OPTION, THE OPTION MAY BE EXERCISED, AT ANY TIME WITHIN FIFTEEN (15) MONTHS FOLLOWING THE DATE OF DEATH (BUT IN NO EVENT LATER THAN THE DATE OF EXPIRATION OF THE TERM OF THIS OPTION AS SET FORTH IN SECTION 11 BELOW), BY OPTIONEE’S ESTATE OR BY A PERSON WHO ACQUIRED THE RIGHT TO EXERCISE THE OPTION BY BEQUEST OR INHERITANCE, BUT ONLY TO THE EXTENT EXERCISABLE AT THE DATE OF DEATH.

NON-TRANSFERABILITY OF OPTION.    THIS OPTION MAY NOT BE TRANSFERRED IN ANY MANNER OTHERWISE THAN BY WILL OR BY THE LAWS OF DESCENT OR DISTRIBUTION OR, IN THE CASE OF A NONSTATUTORY STOCK OPTION ONLY, PURSUANT TO A DOMESTIC RELATIONS ORDER (AS DEFINED BY THE CODE OR THE RULES THEREUNDER) AND MAY BE EXERCISED DURING THE LIFETIME OF OPTIONEE ONLY BY HIM OR A TRANSFEREE PERMITTED BY THIS SECTION. THE TERMS OF THIS OPTION SHALL BE BINDING UPON THE EXECUTORS, ADMINISTRATORS, HEIRS, SUCCESSORS AND ASSIGNS OF THE OPTIONEE.

TERM OF OPTION.    THIS OPTION MAY BE EXERCISED ON OR BEFORE THE EXPIRATION DATE SET FORTH IN THE NOTICE OF GRANT AND MAY BE EXERCISED DURING SUCH TERM ONLY IN ACCORDANCE WITH THE PLAN AND THE TERMS OF THIS OPTION.

WITHHOLDING AND EMPLOYMENT TAXES UPON EXERCISE OF OPTION.    OPTIONEE UNDERSTANDS THAT, UPON EXERCISE OF THIS OPTION, SUCH OPTIONEE WILL RECOGNIZE INCOME FOR TAX PURPOSES IN AN AMOUNT EQUAL TO THE EXCESS OF THE THEN FAIR MARKET VALUE OF THE SHARES OVER THE EXERCISE PRICE. THE COMPANY WILL BE REQUIRED TO WITHHOLD TAX FROM OPTIONEE’S CURRENT COMPENSATION WITH RESPECT TO SUCH INCOME; TO THE EXTENT THAT OPTIONEE’S CURRENT COMPENSATION IS INSUFFICIENT TO SATISFY THE WITHHOLDING TAX LIABILITY, THE COMPANY MAY REQUIRE THE OPTIONEE TO MAKE A CASH PAYMENT TO COVER SUCH LIABILITY AS A CONDITION OF EXERCISE OF THIS OPTION. TO THE EXTENT AUTHORIZED BY THE BOARD IN ITS SOLE DISCRETION, OPTIONEE MAY MAKE AN ELECTION, BY MEANS OF A FORM OF ELECTION TO BE PRESCRIBED BY THE BOARD, TO HAVE SHARES OF COMMON STOCK OR OTHER SECURITIES OF THE COMPANY THAT ARE ACQUIRED UPON EXERCISE OF THE OPTION WITHHELD BY THE COMPANY OR TO TENDER OTHER SHARES OF COMMON STOCK OR OTHER SECURITIES OF THE COMPANY OWNED BY OPTIONEE TO THE COMPANY AT THE TIME OF EXERCISE OF THE OPTION TO PAY THE AMOUNT OF TAX THAT WOULD OTHERWISE BE REQUIRED BY LAW TO BE WITHHELD BY THE COMPANY AS A RESULT OF ANY EXERCISE OF THE OPTION FROM AMOUNTS PAYABLE TO SUCH PERSON, SUBJECT TO THE FOLLOWING LIMITATIONS:

(i)    such election shall be irrevocable;

(ii)    such election shall be subject to the disapproval of the Board at any time;

(iii)    such election may not be made within six months of the date of grant of the Option (except that this limitation shall not apply in the event of death or disability of such person occurring prior to the expiration of the six-month period); and

(iv)    such election must be made either (A) six months prior to the date that the amount of tax to be withheld upon such exercise is determined or (B) in any ten-day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.

Any securities so withheld or tendered will be valued by the Company as of the date of exercise.

THIS SPACE INTENTIONALLY
LEFT BLANK—SIGNATURE OF
OPTIONEE ON FOLLOWING PAGE

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE NOTICE OF GRANT AND SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH SUCH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE SUCH OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Dated:

[Name]
Residence Address:

NOTICE OF EXERCISE

To:	Applied Micro Circuits Corporation
Attn:	Stock Option Administrator
Subject:	Notice of Intention to Exercise Stock Option

This is official notice that the undersigned (“Optionee”) intends to exercise Optionee’s option to purchase Shares of Applied Micro Circuits Corporation Common Stock, all of which are vested, as follows:

Option Number	Option Date	Type of Option ISO/NQ	Number of Shares Being Purchased	Option Price (Per Share)	Tax Due* (if applicable)	Total Amount Due AMCC

*	AMCC is required to withhold taxes when employees exercise an NQO. Under current law, U.S. income tax withholding is not required when exercising an ISO.

I am paying the cost to exercise as specified below by method a, b or c (circle one below)

1.    Cash Payment:    Enclosed is my check # __________ in the amount of $__________.

b.    Cashless Exercise and Same-Day Sale:    I will call my stockbroker (complete broker info below) to authorize them to issue a check payable to AMCC from my account #                      .

Broker Name and Contact:

Broker Telephone No.:

c.    Surrender or Swap Shares Owned:    (Shares must have been held for at least six months.)

I certify that the stock purchased through the exercise of these options will not be sold in a manner that would violate the Company’s policy on Insider Trading.

Optionee’s Signature:
Print Name:
Social Security Number:

Send shares to:

Broker Name

Account No.

My home address